UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SINTX TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Persons Filing Proxy Statement If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

ANNUAL MEETING OF STOCKHOLDERS

September 4, 2025

NOTICE OF MEETING

The annual meeting of the stockholders of SINTX Technologies, Inc., a Delaware corporation, will be held at 10:00 a.m., local time, on September 4, 2025, at the Company’s offices located at 1885 West 2100 South, Salt Lake City, Utah 84119.

In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares in person during the Annual Meeting. Further details regarding the meeting are included in the accompanying proxy statement.

The Annual Meeting will be held for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	to elect two Class II directors to hold office for a term expiring at the annual meeting of stockholders to be held in 2028 or until their successors are elected and qualified;

2.	to ratify the Audit Committee’s appointment of Tanner LLC as SINTX’s independent registered public accounting firm for the year ending December 31, 2025;

3.	to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	to approve adoption of the 2025 Equity Incentive Plan; and

5.	to approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals; and

to act upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

Stockholders at the close of business on July 11, 2025 (the “Record Date”) are entitled to vote in person or by proxy at the annual meeting and any adjournments or postponements thereof. A list of shareholders entitled to vote at the annual meeting will be available for inspection at our principal executive offices and at the annual meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Even if you are planning on attending the Annual Meeting in person, please promptly submit your proxy vote via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you vote before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

/s/ Eric Olson
Eric Olson
Chief Executive Officer

August 7, 2025

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held September 4, 2025:

The proxy statement, proxy card, notice of annual meeting, and annual report to shareholders are available at

www.proxyvote.com or from our Investor Relations website at https://ir.sintx.com/annual-shareholder-materials.

2

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

To be Held on September 4, 2025

This proxy statement is provided to stockholders of SINTX Technologies, Inc. (the “Company”) in connection with the annual meeting of stockholders to be held September 4, 2025, at 10:00 A.M. (Mountain Time) and any adjournments or postponements of the annual meeting. The Annual Meeting will be held in person at the Company’s offices located 1885 West 2100 South, Salt Lake City, Utah 84119

This proxy statement and form of proxy are first being sent or given to our stockholders on or about August 7, 2025 along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2025.

ABOUT THE MEETING, VOTING, STOCKHOLDER PROPOSALS

AND COMPANY INFORMATION

3

Q: Why did I receive this proxy statement?

A: The Board of Directors is soliciting your proxy to vote at the annual meeting because you were a holder of the Company’s shares of common stock, par value $0.01 per share (“Common Stock”) at the close of business on July 11, 2025, the record date, and are entitled to vote at the annual meeting. The annual meeting is being held for the purposes of obtaining stockholder approval for the following proposals (the “Proposals”):

1.	to elect two Class II directors to hold office for a term expiring at the annual meeting of stockholders to be held in 2028 or until their successors are elected and qualified;

2.	to ratify the Audit Committee’s appointment of Tanner LLC as SINTX’s independent registered public accounting firm for the year ending December 31, 2025;

3.	to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	to approve adoption of the 2025 Equity Incentive Plan; and

5.	to approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals; and

to act upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

Q: What information is contained in this proxy statement?

A: The information in this proxy statement relates to the Proposals to be voted on at the annual meeting, the voting process and certain other required information.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares of Common Stock are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: How may I obtain an additional set of proxy materials?

A: All stockholders may write to us at the following address to request an additional copy of these materials:

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

Attention: Corporate Secretary

4

Additionally, this proxy statement and notice of annual meeting are all available free of charge on our website at http://investors.sintx.com/annual-meetings-proxies or www.proxyvote.com.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.

Some of our stockholders hold shares of our Common Stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered to be, with respect to those shares, the stockholder of record, and these proxy materials were sent directly to you. As the stockholder of record, you have the right to vote virtually at the Annual Meeting and to vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by Internet, by phone or by mail to ensure your vote is counted. You may still attend the Annual Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q: How do I vote?

A: The process for voting your shares depends on how your shares are held. Generally, as discussed above, you may hold shares as a “record holder” (that is, in your own name) or in “street name” (that is, through a nominee, such as a broker or bank). As explained above, if you hold shares in “street name,” you are considered to be the “beneficial owner” of those shares.

Voting by Record Holders. If you are a record holder, you may vote by proxy prior to the Annual Meeting or you may vote during the Annual Meeting in person. If you are a record holder and would like to vote your shares by proxy prior to the Annual Meeting, you have four ways to vote:

1.	By phone: 1-800-690-6903;

2.	By Internet: go to www.proxyvote.com or scan the QR Barcode on your proxy card;

3.	Vote by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or

4.	In person: If you are a Record Holder you may vote your shares in person.

Please note that Internet proxy voting will close at 11:59 P.M. (Eastern Standard Time) on September 3, 2025. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting at the Annual Meeting.

Voting by beneficial owners of shares held in “street name.” If your shares are held in the name of a bank, broker or other holder of record (also known as “street name”), you have the right to direct your bank, broker or other nominee on how to vote your shares by using the voting instruction form provided to you by them, or by following their instructions for voting through the internet or by telephone. In order for your shares to be voted on all matters presented at the meeting, we urge all shareholders whose shares are held in street name by a bank, brokerage firm or other nominee to provide voting instructions to such record holder. You may vote shares held through your broker in person at the Annual Meeting only if you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Annual Meeting.

Q: What can I do if I change my mind after I vote my shares?

A: If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the annual meeting by:

●	sending written notice of revocation to our Corporate Secretary;

●	submitting a new, proper proxy dated later than the date of the revoked proxy; or

●	attending the annual meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the annual meeting will not, by itself, revoke a proxy.

Q: What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A: If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board of Director’s recommendations, “FOR” the approval of Proposal No. 1, “FOR” Proposal No. 2, “FOR” Proposal No. 3, “FOR” Proposal No. 4, and “FOR” Proposal No. 5.

Q: Can my broker vote my shares for me without my instructions?

A: Your broker or nominee will have discretionary authority to vote your shares with respect to “routine” proposals such as Proposal No. 2. Proposals Nos. 1, 3, 4 and 5 are not considered routine and your broker or nominee will not have discretionary authority to vote your shares on those proposals without your direction. Please provide voting instructions on the proposals described herein so your vote can be counted.

5

Q: Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the annual meeting?

A: If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on Proposal No. 1, Proposal No. 3, Proposal No. 4 and Proposal No. 5, but will be authorized to vote on Proposal No. 2.

Q: What are the voting requirements with respect to each of the Proposals?

A: Proposal No. 1. The nominees for Class II directors receiving the highest number of votes will be elected as a Class II directors. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the election of the nominees.

Proposal No. 2. This proposal requires the affirmative vote of a majority of the votes cast. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome. We believe brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Proposal No. 3. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the annual meeting is necessary to approve Proposal No. 3. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome. We believe brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Proposal No. 4. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the annual meeting is necessary to approve Proposal No. 4. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome. We believe brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Proposal No. 5. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the annual meeting is necessary to approve Proposal No. 5. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome. We believe brokerage firms may have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Q: How many votes do I have?

A: As of July 11, 2025, the record date, there were 2,755,587 shares of our Common Stock outstanding and entitled to vote. Each share of our Common Stock that you own entitles you to one vote.

Q: What happens if additional matters are presented at the annual meeting?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Eric Olson and Kevin Ontiveros, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

Q: How many shares must be present or represented to conduct business at the annual meeting?

A: To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when one-third of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 918,529 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting.

6

Q: How can I attend the annual meeting?

A: You are entitled to attend the annual meeting only if you were a stockholder of SINTX as of the close of business on July 11, 2025, the record date, or if you hold a valid proxy for the annual meeting. The Annual Meeting will be held on September 4, 2025, at 10:00 am Mountain Time at the Company’s offices located at 1885 West 2100 South, Salt Lake City, UT 84119.

Q: How can I vote my shares in person at the annual meeting?

A: Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person at the annual meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the annual meeting.

Q: What is the deadline for voting my shares?

A: If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the annual meeting, except that proxies submitted by the Internet must be received by 11:59 p.m., Eastern Time, on September 3, 2025.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the annual meeting only if at the annual meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within SINTX or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q: What is a broker non-vote?

A: A broker non-vote occurs when a broker does not vote on a particular proposal with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”) because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors, the approval of, and amendments to, stock plans, the approval of, and amendments to by-laws and corporate charter documents and change in corporate domicile. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the annual meeting for the purpose of transacting business.

Q: What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our amended and restated bylaws (the “Bylaws”) provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, abstentions will have the effect of a vote “against” Proposal 2, 3, 4 and 5.

7

Q: Where can I find the voting results of the annual meeting?

A: We intend to announce preliminary voting results at the annual meeting and publish final voting results in a Current Report on Form 8-K to be filed with the United States Securities and Exchange Commission (“SEC”) within four business days after the annual meeting.

Q: Who will bear the cost of soliciting votes for the annual meeting?

A: The cost of this solicitation is being borne by SINTX. These costs will include the expense of preparing, assembling, printing and mailing the notice, this proxy statement and any other material used in the Company’s solicitation of proxies to stockholders of record and beneficial owners, and reimbursements paid to banks, brokerage firms, custodians and others for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions. Proxies may be solicited on our behalf by our directors, officers and regular employees by telephone or other means. There will be no special or additional compensation for these services. Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and internet access providers, which must be borne by the stockholder. At this time, we have not retained the services of a professional solicitation firm, though we may decide to do so at a later date.

Q: What if I have questions for the Company’s transfer agent?

A: Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

American Stock Transfer & Trust Company LLC

6201 15th Ave

Brooklyn NY 11219

1-800-937-5449

help@astfinancial.com

Q: Who can help answer my questions?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy, please contact:

SINTX Technologies, Inc.

188 West 2100 South

Salt Lake City, UT 84119

Attention: Corporate Secretary

Q: How does the Board recommend I vote my shares?

A: The Board recommends a vote FOR each nominee for election to the Board and FOR approval of Proposals numbered 2, 3, 4, and 5.

Q: How can I bring business to be presented from the floor of the annual meeting?

A: Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to our Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.

8

Q: How can Stockholders recommend a candidate for election to the Board?

A: Stockholders who wish to recommend a candidate for election to our Board should write to: Corporate Secretary, SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119, stating in detail the qualifications of a candidate for consideration by the Board. Additionally, our corporate Bylaws contain a detailed description of the process that must be followed by a stockholder in order to properly nominate a candidate for election to our Board. Information on how to obtain a copy of our Bylaws is provided below. In considering Board candidates, the Board seeks individuals of proven judgment and competence who have strong reputations in their respective fields. The Board considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in Board activities, and geographic and diversity factors. The process for identifying and evaluating nominees would include detailed consideration of the recommendations and opinions of members of our Board, our executive officers, and our stockholders. There would be no difference in the process of evaluation of candidates recommended by a stockholder and those recommended by other sources.

Q: How can I communicate with the Board?

A: Stockholders interested in communicating directly with our Board may do so by writing to: Board of Directors, SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119. All such written correspondence is delivered to the director or directors to whom it is addressed or, if addressed generally to the Board, to all directors. Concerns relating to accounting, internal controls, or auditing matters are immediately forwarded to the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, and Chairman of the Audit Committee.

Q: Will the Board attend the Annual Meeting?

A: We encourage attendance by members of the board and senior executives, but attendance is not required.

Q: How can a stockholder submit a Stockholder Proposal for inclusion in the 2026 Proxy Statement; Discretionary Voting

A: Stockholders interested in submitting a proposal for inclusion in our proxy statement for next year’s annual meeting must do so in compliance with our Bylaws and applicable SEC rules and regulations. Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Proxy Statement for our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than April 9, 2026, which is 120 calendar days prior to the anniversary date of when our Proxy Statement was released to stockholders in connection with the 2025 Annual Meeting. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations. Any such proposals will also need to comply with the various provisions of Rule 14a-8, which governs the basis on which such stockholder proposals can be included or excluded from Company-sponsored proxy materials.

If a stockholder desires to submit a proposal, including nominations for directors, for consideration at the 2026 annual meeting, but not have the proposal included with our proxy solicitation materials relating to the 2026 annual meeting, the stockholder must comply with the procedures set forth in our governing documents. Our Bylaws require that, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof, along with other specified material, in proper written form to the Company. To be timely, a stockholder’s notice pertaining to an annual meeting shall be delivered to the Corporate Secretary at the principal executive offices of the Company not less than ninety (90) or more than one-hundred and twenty (120) days prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the previous year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one-hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

Any stockholder who wishes to make such a proposal should obtain a copy of the Bylaws, which contain these and other requirements with respect to stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our Bylaws were filed with the SEC as an exhibit to our Current Report on Form 8-K, filed on October 1, 2021. You may also obtain a copy by writing to our Corporate Secretary, at SINTX Technologies, Inc., 1885 W 2100 S, Salt Lake City, UT 84119.

9

Q: Where can I find More Information on SINTX

Our corporate website is http://www.sintx.com. We make available on this website, free of charge, access to our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statement on Schedule 14A and amendments to those materials filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after we electronically submit such material to the SEC. The SEC makes available on its website, free of charge, reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. The SEC’s website is http://www.sec.gov.

Directors and Officers

Directors

The following table sets forth the names, ages, and positions with SINTX for each of our directors.

Name	Age	Positions
Eric Olson	62	President, CEO and Chairman of the Board of Directors,
Gregg Honigblum	62	Director
Jay Moyes	71	Director
Mark Anderson	62	Director
Robert Mitchell	63	Director
Chris Lyons	55

Our Board is divided into three classes (Class I, Class II and Class III) with staggered three-year terms. Directors in each class are elected to serve for three-year staggered terms that expire in successive years. Officers serve at the discretion of our Board. The following is information on the business experience of each director now serving and a discussion of the qualifications, attributes and skills that led to the Board of Directors’ conclusion that each one is qualified to serve as a director.

The following is a brief summary of the background of each of our directors:

Class I Director – continuing director with a term expiring at the 2027 annual meeting of stockholders.

Eric Olson, age 621, was appointed to the board of directors in November 2024 and has served as Chief Executive Officer and President since August 1, 2024. Prior to being appointed as Chief Executive Officer and President, from June 2022 to August 2024, Mr. Olson, age 61, served as Founder, Chief Executive Officer and Board Member of Foresite Innovations, LLC, a private healthcare innovation and development holding company. From January 2016 to June 2022, Mr. Olson was the founder, President, Chief Executive Officer and Board Member of Predictive Biotech, Inc., which developed the first human stem cell and tissue product (HCT/P) derived from the perinatal tissue. Prior to joining Predictive Biotech, Mr. Olson was the President and Chief Executive Officer for Cupertino based Skeletal Kinetics from December 2014 to January 2016. This Colson & Associates company developed and commercialized synthetic bone substitute products for Orthopedic and Spinal applications. From February 2012 to September 2014, Mr. Olson served as Chief Executive Officer and President and a member of the board of directors of SINTX Technologies (formerly Amedica Corporation). Mr. Olson began his career with London-based Smith & Nephew and has worked in Senior Sales and Marketing leadership roles with Johnson & Johnson, Medtronic and Wright Medical. He earned Bachelor of Science Degrees in Behavioral Science and Health Administration from The University of Utah and completed a Master’s level Hospital Administration Internship Program at the same institution.

10

Jay M. Moyes, age 71, was appointed to the board of directors in April 2025. Since April 2012, Mr. Moyes has also served on the board of directors of Puma Biotechnology, Inc. a public biopharmaceutical company with a focus on the development and commercialization of innovative products to enhance cancer care. Mr. Moyes has been a member of the board of directors of Biocardia, Inc., a public cardiovascular regenerative medicine company, since January 2011. Mr. Moyes served as the Chief Financial Officer of Sera Prognostics, Inc., a public commercial-stage biotechnology company focused on improving maternal and neonatal health through innovative biomarker approaches, from March 2020 to June 2023. Mr. Moyes previously served as a member of the board of directors of Achieve Life Sciences, Inc., a public specialty pharmaceutical company, from August 2017 to May 2023; Predictive Technology Group, Inc., a public molecular diagnostics and regenerative medicine company, from February 2019 to December 2019; Osiris Therapeutics, Inc., a public bio-surgery company, from May 2006 until December 2017; and Amedica Corporation (now SINTX Technologies, Inc.), a public orthopedic implant company, from November 2012 to August 2014. He served as Chief Financial Officer of Amedica from October 2013 to August 2014. From May 2008 through July 2009, Mr. Moyes served as Chief Financial Officer of XDx (now CareDx), Inc., a privately held molecular diagnostics company. Prior to that, Mr. Moyes served as Chief Financial Officer of Myriad Genetics, Inc., a public healthcare diagnostics company, from June 1996 until November 2007, and as its Vice President of Finance from July 1993 until July 2005. From 1991 to 1993, Mr. Moyes served as Vice President of Finance and Chief Financial Officer of Genmark, Inc., a privately held genetics company. Mr. Moyes held various positions with the accounting firm of KPMG LLP from 1979 through 1991, most recently as a Senior Manager. He holds an M.B.A. from the University of Utah, a B.A. in economics from Weber State University, and is formerly a Certified Public Accountant. Mr. Moyes also served as a member of the Board of Trustees of the Utah Life Science Association from 1999 through 2006. Mr. Moyes was nominated to serve as a director because his extensive background in finance and accounting and his experience in the context of the life sciences industry enable him to make significant contributions to the Board.

Class II Directors— up for re-election at the 2025 Annual Meeting of Shareholders with a term expiring at the 2028 annual meeting of stockholders if re-elected.

Robert D. Mitchell, age 63, was appointed to our board of directors in April 2025. Since March 1, 2018, he has served on the board of directors of Conavi Medical Corp., a public (TSX), commercial stage medical device company focused on designing, manufacturing, and marketing imaging technologies to guide common minimally invasive cardiovascular procedures and is currently their chairperson of the HR and Governance Committee. Since August 2021, Mr. Mitchell has served as Executive Chairman of the Board of Directors for Life Seal Vascular Inc, a privately held medical device company pioneering solutions to revolutionize endovascular intervention. Mr. Mitchell is a general partner since January 2024 in NLP Ventures LLC. Since January 2022 he has also served as a General Partner in FF20 Ventures an early-stage venture capital fund. Since March 2018 he has served as Chairman and founder of RDM Enterprises, LLC. From December 2010 to 2018, Mr. Mitchell served as President of Endologix, Inc., a public company focused on the development, manufacture, and commercialization of innovative medical devices for the treatment of aortic disorders. Mr. Mitchell served as President and Chief Executive Officer of Nellix, Inc. from February 2008 until its acquisition of by Endologix in December 2010. From November 2006 to February 2008, Mr. Mitchell served as Executive Vice President and Chief Operating Officer of AngioDynamics, Inc., a publicly-held medical device company. From 2005 to 2006, Mr. Mitchell served as Chairman, President and Chief Executive Officer of Millimed Holdings, Inc., a privately-held medical device company based in Roskilde, Denmark. From 2004 to 2005, Mr. Mitchell served as Vice President of Worldwide Sales for Align Technology, Inc., a publicly-held company. From 1987 to 2004, Mr. Mitchell held various positions with Cook Incorporated, a privately-held medical device company, including Vice President and Director, Global Sales and Marketing for various business units including diagnostic and interventional, endovascular, critical care. Mr. Mitchell holds a B.S. from the University of Utah and an M.B.A. from Indiana Wesleyan University. Mr. Mitchell was nominated to serve as a director because his extensive background and experience in the context of the life sciences industry enable him to make significant contributions to the Board.

Chris Lyons, age 55, has served on our board of directors since April 2025. Since January 2024, Mr. Lyons has served as a partner with BiotechExec, a provider of executive management services and fractional executive placement for medical device, biotech, diagnostics and digital health companies. Additionally, since January 2018, Mr. Lyons has served as the chief executive officer for Southern Metrics Consulting where he advises emerging medtech companies on commercialization and successful exits. Mr. Lyons worked for Medtronic Spine and Biologics, from February 2005 to January 2018 in various roles, including Director Global Business Development for 10 years, as Director of International Biologic Marketing, and Senior Product Manager – International Biologics. Prior to joining Medtronic, Mr. Lyons worked for Smith & Nephew for 16 years in various roles including Clinical Therapies Sales Representative, Group Manager Orthopedic Navigation and Group Product Manager. Mr. Lyons holds a BBA, Marketing & Sales from Fogelman College of Business & Economics, University of Memphis. Mr. Lyons was nominated to serve as a director because his extensive background and experience in the context of the medical device industry enable him to make significant contributions to the Board.

11

Class III Directors - continuing directors with a term expiring at the 2026 annual meeting of stockholders.

Mark Anderson, age 62, was appointed to our board of directors in April 2025. Since May 2022, Mr. Anderson has served as a consultant in the medical device industry. From June 1991 to April 2022, Mr. Anderson served in various roles with Boston Scientific, a public medical device company, including Regional Manager, Area Vice President and Sales Director. Mr. Anderson is a seasoned executive with over 35 years in the medical device industry. His experience at Boston Scientific crossed four divisions Cardiology, Watchman, Endoscopy, and Corporate Contracts. Additionally, he managed the #1 customer for Boston Scientific (HCA Healthcare) for nearly 9 years. Mr. Anderson is recognized for building high-performing teams, expanding global markets, and scaling businesses with a strong commercial and clinical focus. Mr. Anderson holds a BBA, Finance from The University of Texas at Austin. Mr. Anderson was nominated to serve as a director because his extensive background and experience in the context of the medical device industry enable him to make significant contributions to the Board.

Gregg Honigblum, age 62, has served as the Company’s Chief Strategy Officer since November 2024. Prior to being appointed as Chief Strategy Officer, from December 2023 to November 2024 Mr. Honigblum served as a Managing Director for FNEX Capital, LLC, a global leader in Private Securities transaction and investment banking. From June 2021 to December 2023 Mr. Honigblum served as a Managing Director for Westlake Securities, an investment banking firm focused on growth, merger and acquisitions, and capital raising services for middle market companies. From August 2016 to December 2023 Mr. Honigblum was a co-founder and Director for HealthGrowth Capital, LLC specializing in providing capital, strategic advisory services, and a Group Purchasing Organization Platform with large wholesale pharmaceutical distributors. He earned a Bachelor of Arts degree in Economics from the University of Texas at Austin. Mr. Honigblum holds Series 7, 24, and 63 securities licenses.

Executive Officers

Our current executive officers and their respective ages and positions are as follows:

Name	Age	Position
Eric Olson	61	Chairman of the Board, President and Chief Executive Officer, Principal Financial Officer

The following is a brief summary of the background of our executive officer.

12

Eric Olson has served as Chief Executive Officer and President since August 1, 2024. Prior to being appointed as Chief Executive Officer and President, from June 2022 to August 2024, Mr. Olson, age 61, served as Founder, Chief Executive Officer and Board Member of Foresite Innovations, LLC, a private healthcare innovation and development holding company. From January 2016 to June 2022, Mr. Olson was the founder, President, Chief Executive Officer and Board Member of Predictive Biotech, Inc., which developed the first human stem cell and tissue product (HCT/P) derived from the perinatal tissue. Prior to joining Predictive Biotech, Mr. Olson was the President and Chief Executive Officer for Cupertino based Skeletal Kinetics from December 2014 to January 2016. This Colson & Associates company developed and commercialized synthetic bone substitute products for Orthopedic and Spinal applications. From February 2012 to September 2014, Mr. Olson served as Chief Executive Officer and President and a member of the board of directors of SINTX Technologies (formerly Amedica Corporation). Mr. Olson began his career with London-based Smith & Nephew and has worked in Senior Sales and Marketing leadership roles with Johnson & Johnson, Medtronic and Wright Medical. He earned Bachelor of Science Degrees in Behavioral Science and Health Administration from The University of Utah and completed a Master’s level Hospital Administration Internship Program at the same institution.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Other Directorships

With the exception of Mr. Moyes, who is also on the board of directors of Puma Biotechnology, Inc. and Biocardia, Inc., both SEC public reporting companies, none of the directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Other Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any bankruptcy or criminal proceedings (other than traffic and other minor offenses) or been subject to any of the items set forth under Item 401(f) of Regulation S-K, nor have there been any judgments or injunctions brought against any of our directors or executive officers during the last ten years that we consider material to the evaluation of the ability and integrity of any director or executive officer.

The Board and Committees

Our Board of Directors has six members, namely, the Chairman of the Board, Eric Olson, who also serves as our President and CEO and Gregg Honigblum, who also serves as our Chief Investment Officer, and four non-employee directors Jay Moyes, Mark Anderson, Robert Mitchell and Chris Lyons (the “non-employee directors”). The Board has determined that the non-employee directors (who constitute a majority of the Board) are “independent directors” under the criteria set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. Messrs Honigblum, Moyes, Anderson, Mitchell and Lyons were appointed to the board in April 2025. At that time, all the previous members of the Board of Directors apart from Mr. Olson, resigned their respective positions on the board.

During the year ended December 31, 2024, our Board of Directors met forty (40) times. All directors attended more than seventy-five percent (75%) of the meetings of the Board and committee meetings of which such director was a member held during 2024.

13

In accordance with our restated Certificate of Incorporation, our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms then expire will be elected to serve until the third annual meeting following such election. Our directors are divided among the three classes as follows:

●	The Class I directors are Eric Olson and Jay Moyes, and their terms will expire at the 2027 annual meeting of stockholders.

●	The Class II directors are Robert Mitchell and Chris Lyons, each of whom is up for re-election at this Annual Meeting and if re-elected their term will expire at the 2028 annual meeting of stockholders.

●	The Class III directors are Gregg Honigblum and Mark Anderson, and their terms will expire at the annual meeting of stockholders to be held in 2026.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Our Board of Directors has three permanent committees: the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. The written charters for these committees are on our website at https://ir.sintx.com/corporate-governance. Our Board of Directors may from time to time establish other standing committees. In addition, from time to time, special committees may be established under the direction of our Board of Directors when necessary to address specific issues.

The following table sets forth a description of the three permanent Board committees and the chairpersons and members of those committees, all of whom are independent directors:

Committee	Independent Chairman	Independent Members

Audit Committee	Jay Moyes	Mark Anderson	Robert Mitchell	Chris Lyons

Compensation Committee	Mark Anderson	Jay Moyes	Robert Mitchell	Chris Lyons

Governance and Nominating Committee	Robert Mitchell	Jay Moyes	Mark Anderson	Chris Lyons

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is currently comprised of the following members: Robert Mitchell (Chairman), Jay Moyes, Mark Anderson and Chris Lyons. Among other items, the Corporate Governance and Nominating Committee is tasked by the Board to: (1) identify individuals qualified to serve as members of the Board and, recommend individuals to be nominated by the Board for election by the stockholders or to be appointed by the Board to fill vacancies consistent with the criteria approved by the Board; (2) develop and periodically evaluate and recommend changes to SINTX’s Corporate Governance Guidelines and Code of Ethics, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders; and (3) oversee an annual evaluation of the performance of the Board. The Board has determined that each of the members of the Corporate Governance and Nominating Committee is “independent” under the standard set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Corporate Governance and Nominating Committee did not meet as a separate committee in 2024, but rather, because the committee is comprised of all three independent directors, governance matters were addressed as necessary in meetings of the Board. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Corporate Governance and Nominating Committee.

Board Nominations

In considering Board candidates, the Board seeks individuals of proven judgment and competence who have strong reputations in their respective fields. Although we do not have a formal diversity policy, the Board considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in Board activities, and geographic and diversity factors. The process for identifying and evaluating nominees would include detailed consideration of the recommendations and opinions of members of our Board, our executive officers, and our stockholders. There would be no difference in the process of evaluation of candidates recommended by a stockholder and those recommended by other sources.

14

The Nominating and Governance Committee has adopted a policy and procedures for shareholders to recommend nominees to the Company’s Board. The Committee will only consider qualified proposed nominees that meet the qualification standards set forth on Appendix A to the Committee’s charter available on the Company’s website at www.SINTX.com. Pursuant to the policy, only shareholders who meet minimum percentage ownership requirements as established by the Board may make recommendations for consideration by the Committee. At this time, the Board has set a minimum percentage ownership of 5% of the Company’s issued and outstanding shares of common stock for a period of at least one year. To make recommendations, a shareholder must submit the recommendation in writing by mail, courier or personal delivery to: Corporate Secretary, SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119. For each annual meeting the Committee will consider only one proposed nominee from each shareholder or shareholder group (within the meaning of Regulation 13D under the Exchange Act).

The recommendation must set forth (1) the name, address, including telephone number, of the recommending shareholder or shareholder group; (2) the number of the Company’s shares of common stock held by such shareholder and proof of ownership if the shareholder is not a holder of record; and (3) a statement that the shareholder has a good faith intention of holding the shares through the record date of the Company’s next annual meeting. For shareholder groups this information must be submitted for each shareholder in the group.

The recommendation must set forth in relation to the proposed nominee being recommended by the shareholder: (1) the information required by Items 401, 403 and 404 of Regulation S-K under the Exchange Act, (2) any material relationships or agreements between the proposed nominee and the recommending shareholder or the Company’s competitors, customers, labor unions or other persons with special interests in the Company; (3) a statement regarding the qualifications of the proposed nominee to serve on the Board; (4) a statement that the proposed nominee can fairly represent the interests of all shareholders of the Company; and (5) a signed consent by the proposed nominee to being interviewed by the Nominating and Governance Committee.

Recommendations must be made not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. In the event that the date of the annual meeting of shareholders for the current year is more than 30 days following the first anniversary date of the annual meeting of shareholders for the prior year, the submission of a recommendation will be considered timely if it is submitted not earlier than the close of business on the 120 days prior to such annual meeting and not later than the close of business on the later of 90 days prior to such annual meeting or the close of business 10 days following the day on which public announcement of the date of such meeting is first made by the Company.

Audit Committee

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Exchange Act, and the requirements of the Nasdaq Listing Rules. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of the following members: Jay Moyes (Chairman), Mark Anderson, Robert Mitchell and Chris Lyons. The Audit Committee provides oversight for financial reporting matters, internal controls, and compliance with the Company’s financial policies, and meets with its auditors when appropriate. The Audit Committee did not meet as a separate committee in 2024, but rather, because the committee is comprised of all three independent directors, committee matters were addressed as necessary in meetings of the Board. The Board has determined that Jay Moyes is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. Further, the Board has determined that each member of the Audit Committee is “independent” under the standard set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Audit Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Audit Committee.

Compensation Committee

The Compensation Committee of the Board is comprised of the following members: Mark Anderson (Chairman), Jay Moyes, Robert Mitchell and Chris Lyons. The Board has determined that each member of the Compensation Committee is “independent” under the standard set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Compensation Committee recommends to the Board for determination compensation of our executive officers, including the chief executive officer, and addresses salary and benefit matters for other key personnel and employees of the Company. The Compensation Committee did not meet as a separate committee in 2024, but rather, because the committee is comprised of all three independent directors, committee matters were addressed as necessary in meetings of the Board. The Compensation Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Compensation Committee.

15

Code of Business Conduct

The Board has adopted a Code of Business Conduct that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct is available on our website at https://ir.sintx.com/corporate-governance. We intend to disclose any amendments to the code or any waivers of its requirements on our website.

The Bylaws of the Company provide that no contract or transaction between SINTX and one or more of its directors or officers, or between SINTX and any other corporation, firm, association, or other organization in which one or more of its directors or officers are financially interested, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee that authorizes or approves the contract or transaction, or because their votes are counted for such purpose, provided that:

●	the material facts as to his, her, or their relationship or interest as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and noted in the minutes, and the Board of Directors or committee authorizes the contract or transaction in good faith by the affirmative vote of a majority of disinterested directors, even though the disinterested directors are less than a quorum;

●	the material facts as to his, her, or their relationship or interest as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

●	the contract or transaction is fair as to SINTX as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.

Conflicts of Interests

On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with our company, including related person transactions reportable under SEC rules, in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Under our company’s standards of conduct for employees, all employees, including the executive officers, are expected to avoid conflicts of interest. Pursuant to our code of ethics for the chief executive officer and senior finance officers (as discussed below), such officers are prohibited from engaging in any conflict of interest unless a specific exception has been granted by the board. All of our directors are subject to general fiduciary standards to act in the best interests of our company and our shareholders. Conflicts of interest involving an executive officer or a director are generally resolved by the board.

16

Transactions with Related Persons

We have not entered into any transactions since January 1, 2024 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our common stock, on an as converted basis, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described above under “Executive and Director Compensation.”

Indemnification Agreements: We have entered into indemnification agreements with each of our executive officers and directors that require us to indemnify such persons against any and all expenses, including judgments, fines or penalties, attorney’s fees, witness fees or other professional fees and related disbursements and other out-of-pocket costs incurred, in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry or administrative hearing, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, officer, employee or agent of our company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Policy for Review of Related Party Transactions

We have a policy for the review of transactions with related persons as set forth in our Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which we are a participant and in which any of our directors, executive officers, shareholders holding more than 5% of our outstanding common stock, an immediate family member of any of the foregoing persons or any other person who the Board determines may be considered to be a related person has a direct or indirect material interest and which meet the threshold requirements set forth in Item 404 of Regulation S-K under the Exchange Act (typically $120,000 or more in value). All related party transactions must be reported for review by the Audit Committee pursuant to the Audit Committee’s charter.

In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the Audit Committee prior to approval. No related party transaction shall be entered into prior to the completion of these procedures.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and its stockholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person’s interest in the transaction.

Our policy for review of transactions with related persons was followed in all of the transactions set forth above and all such transactions were reviewed and approved in accordance with our policy for review of transactions with related persons.

17

Role of the Board in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of the risks that we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors oversight of the performance of our internal audit function. Our Corporate Governance/Nominating Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking or promote behaviors contra to our Code of Business Conduct. Additionally, the Nominating Committee monitors and evaluates individual performance of board members and their qualifications to be members of the board and its committees.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

The Company prepares these reports for its directors and executive officers who request it on the basis on information obtained from them and the Company’s records. The Company believes that applicable Section 16(a) filing requirements were met during 2023 by its directors and executive officers.

18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 1, 2025 by:

●	each of our current directors;

●	each of our executive officers; and

●	all of our directors and executive officers as a group;

●	each stockholder known by us to own beneficially more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of July 1, 2025, pursuant to the exercise or vesting of options or warrants or conversion of convertible promissory notes, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of shares beneficially owned is based on 2,755,587 shares issued and outstanding on July 1, 2025.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. The address for each director and executive officer listed is: c/o SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, Utah 84119.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percentage
Five Percent Stockholders:
Sinaptic Holdings, LLC 591 Brookside Drive, Longmont, CO 80504	216,450	7.85
Medtech Ceramics, LP 925. S. Capital of Texas Hwy, B-200, Austin, TX 78746	250,084	9.08
Directors and Named Executive Officers:
Eric K. Olson (1)	28,544	1
Gregg Honigblum (2)	28,924	1
Jay Moyes (3)	10,000	*
Robert Mitchell (4)	10,000	*
Chris Lyons (5)	10,000	*
Mark Anderson (6)	25,000	*
All executive officers and directors as a group (6 persons)	112,468	4

*	Indicates ownership of less than 1% of the outstanding shares of the Company’s common stock.

(1)	Represents 26,876 shares of Common Stock and 1,668 restricted stock units exercisable into 1,668 shares of Common Stock within 60 days of July 1, 2025.

(2)	Represents 27,256 shares of Common Stock and 1,668 restricted stock units exercisable into 1,668 shares of Common Stock within 60 days of July 1, 2025.

(3)	Represents options to purchase 10,000 shares of Common Stock that are currently exercisable.

(4)	Represents options to purchase 10,000 shares of Common Stock that are currently exercisable.

(5)	Represents options to purchase 10,000 shares of Common Stock that are currently exercisable.

(6)	Represents 15,000 shares of Common Stock and options to purchase 10,000 shares of Common Stock that are currently exercisable.

19

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Transactions with Related Persons

We have not entered into any transactions since January 1, 2023 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our common stock, on an as converted basis, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described above under “Executive and Director Compensation.”

Indemnification Agreements: We have entered into indemnification agreements with each of our executive officers and directors that require us to indemnify such persons against any and all expenses, including judgments, fines or penalties, attorney’s fees, witness fees or other professional fees and related disbursements and other out-of-pocket costs incurred, in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry or administrative hearing, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, officer, employee or agent of our company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Policy for Review of Related Party Transactions

We have a policy for the review of transactions with related persons as set forth in our Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which we are a participant and in which any of our directors, executive officers, shareholders holding more than 5% of our outstanding common stock, an immediate family member of any of the foregoing persons or any other person who the Board determines may be considered to be a related person has a direct or indirect material interest and which meet the threshold requirements set forth in Item 404 of Regulation S-K under the Exchange Act (typically $120,000 or more in value). All related party transactions must be reported for review by the Audit Committee pursuant to the Audit Committee’s charter.

In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the Audit Committee prior to approval. No related party transaction shall be entered into prior to the completion of these procedures.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and its stockholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person’s interest in the transaction.

Our policy for review of transactions with related persons was followed in all of the transactions set forth above and all such transactions were reviewed and approved in accordance with our policy for review of transactions with related persons.

Interest of Certain Persons in Matters to be Acted Upon

None of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Special Meeting as described in this Proxy Statement.

20

EXECUTIVE AND BOARD COMPENSATION

The following discussion relates to the compensation of our “named executive officers.” On May 28, 2024, the Company effected a 1 for 200 reverse stock split of the Company’s common stock.

All common stock shares, equivalents, and per-share amounts for all periods presented in this Proxy Statement have been adjusted retroactively to reflect the reverse stock split.

Summary Compensation Table

The following table sets forth information about certain compensation awarded or paid to our named executive officers for the 2024 and 2023 fiscal years.

Name and Principal Position	Year	Salary	Bonus	Non-Equity Incentive Plan Compensation	Stock Awards	Option Awards	All Other Comp (1)	Total Compensation
Eric Olson	2024	$135,962	$25,000	$-	$-	$-	$33,632	$194,594
Chief Executive Officer	2023	$-	$-	$-	$-	$-	$-	$-

B. Sonny Bal	2024	$253,788	$7,222	$-	$7,716	$19,622	$152,303	$440,651
Chief Executive Officer	2023	$412,692	$36,750	$-	$14,772	$61,367	$11,730	$537,312

David O’Brien	2024	$220,769	$5,510	$-	$3,443	$9,821	$130,281	$369,824
Chief Operating Officer	2023	$367,308	$23,681	$-	$9,405	$41,735	$11,474	$453,602

(1) Amount reflects matching of 401(k) contributions paid by us, severance, vacation payouts, housing expenses, and commuting expenses, unless otherwise noted.

Narrative Disclosure to Summary Compensation Table. We do not have written employment agreements with any of our executive officers. All of our executive officers serve on an at-will basis. The base salaries for our named executive officers were determined by our compensation committee after reviewing a number of factors, including: the responsibilities associated with the position, the seniority of the executive’s position, the base salary level in prior years, and our financial position; and for executive officers other than our Chief Executive Officer, recommendations made by our Chief Executive Officer. The Board, on an annual basis, adopts an executive bonus payment plan that is designed to provide executive officers with annual incentive compensation based on the achievement of certain pre-established performance objectives. By utilizing a combination of objective and subjective performance factors critical to our success, this program incentivizes our executive officers to achieve results that benefit them and the Company. Performance factors include the achievement of predetermined financial performance objectives, adherence to financial discipline measures and achievement of business development, product development and long-term business stability. The Board may modify or re-weight the objectives during the course of the fiscal year, if necessary, to reflect changes in our business plan.

21

Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding equity awards held by our named executive officers as of December 31, 2024:

	Number of Securities Underlying Unexercised Options (#)(1)			Option Exercise	Option Expiration	Number of Restricted Stock Units that have not vested	Market value of shares or units of stock that have not vested ($)
Name	Exercisable	Unexercisable		Price	Date
Sonny Bal	3	-	(2)	$9,400	4/21/2030	-	$-
	4	-	(3)	38,600	3/2/2031	-	-
	4	-	(4)	9,800	1/26/2032	-	-
	-	-		-		12	42
						-	-

David O’Brien	3	-	(5)	9,400	4/21/2030	-	-
	3	-	(6)	38,600	3/2/2031	-	-
	3	-	(7)	9,800	1/26/2032	-	-
	-	-		-		8	27

(1)	The options have not been, and may never be, exercised, and actual gains, if any, on exercise will depend on the value of the shares of common stock on the date of exercise.

(2)	28% of the stock option vests on the one-year anniversary of the date of the grant and 3% per month thereafter.

(3)	28% of the stock option vests on the one-year anniversary of the date of the grant and 3% per month thereafter.

(4)	28% of the stock option vests on the one-year anniversary of the date of the grant and 3% per month thereafter.

(5)	28% of the stock option vests on the one-year anniversary of the date of the grant and 3% per month thereafter.

(6)	28% of the stock option vests on the one-year anniversary of the date of the grant and 3% per month thereafter.

(7)	28% of the stock option vests on the one-year anniversary of the date of the grant and 3% per month thereafter.

22

401(k) Plan

We offer our executive officers, including our named executive officers, retirement benefits, including participation in our tax-qualified profit sharing plan that includes a “cash-or-deferred” (or 401(k)) feature in the same manner as other employees. The plan is intended to satisfy the requirements of Section 401 of the Internal Revenue Code. Our employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and have a like amount contributed to the plan. In addition, we may make discretionary and/or matching contributions to the plan in amounts determined annually by our Board. We currently elect to match the contributions of our employees who participate in our 401(k) plan as follows: a match of 100% on the first 3% of compensation contributed by a plan participant and a match of 50% on amounts above 3%, up to 5%, of compensation contributed by a plan participant.

Potential Payments upon Termination or Change in Control

We had entered into certain agreements and maintained certain plans that may have required us to make certain payments and/or provide certain benefits to the executive officers named in the Summary Compensation Table in the event of a termination of employment or change in control.

The Company also entered into a Change of Control Agreement (the “Change of Control Agreement”) with Mr. Olson. Among other things, the Change in Control Agreement provides that upon the consummation of a change in control, all outstanding options, restricted stock and other such rights held by the executive will fully vest. Additionally, if a change in control occurs and at any time during the one-year period following the change in control (i) we or our successor terminate the executive’s employment other than for cause (but not including termination due to the executive’s death or disability) or (ii) the executive terminates his employment for good reason, then such executive has the right to receive (i) payment consisting of a lump sum payment equal to three times his highest annual salary with us during the preceding three-year period, including the year of such termination and including bonus payments (measured on a fiscal year basis), but not including any reimbursements and amounts attributable to stock options and other non-cash compensation and (ii) continued health insurance coverage under the Company’s health plan for a period of 36 months following termination. “Change in control” is defined in the Change of Control Agreement as occurring upon: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the total voting power represented by our then outstanding voting securities (excluding securities held by us or our affiliates or any of our employee benefit plans) pursuant to a transaction or a series of related transactions which our board did not approve; (ii) a merger or consolidation of our company, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent at least 50% of the total voting securities or such surviving entity or parent of such corporation outstanding immediately after such merger or consolidation; (iii) the approval by our stockholders of an agreement for the sale or disposition of all or substantially all of our assets; (iv) or a change in the composition of the Board of Directors whereby individuals who were members of the Board of Directors immediately prior to the agreement cease to constitute a majority of the Board of Directors. As defined in the agreements, “cause” means: (i) the executive’s commission of a felony (other than through vicarious liability or through a motor vehicle offense); (ii) the executive’s intentional misconduct that causes material harm to the Company, provided that such misconduct is not rectifiable or remains uncorrected after written notice and a 30-day cure period; (iii) the commission by the executive of an act of fraud, embezzlement or misappropriation of funds; (iv) a material breach by the executive of any material provision of any agreement to which the executive and we are party, which breach is not cured within 30 days after our delivery to the executive of written notice of such breach; or (v) the executive’s refusal to carry out a lawful written directive from our board. “Good reason” as defined in the agreements means, without the executive’s consent: (i) a change in the principal location at which the executive performs his duties to a new work location that is at least 500 miles from the prior location; or (ii) a material change in the executive’s compensation, authority, functions, duties or responsibilities, which would cause his position with us to become of less responsibility, importance or scope than his prior position, provided, however, that such material change is not in connection with the termination of the executive’s employment with us for any reason.

In the event that an officer entitled to receive or receives payment or benefit under the Change in Control Agreements described above, or under any other plan, agreement or arrangement with us, or any person whose action results in a change in control or any other person affiliated with us and it is determined that the total amount of payments will be subject to excise tax under Section 4999 of the Internal Revenue Code, or any similar successor provisions, we will be obligated to pay such officer a “gross up” payment to cover all taxes, including any excise tax and any interest or penalties imposed with respect to such taxes due to such payment. Under the Agreement, Mr. Olson’s receipt of such severance payments is subject to his execution and delivery of a general release of claims in favor of the Company.

23

Code of Business Conduct Violations

It is our policy under our Code of Business Conduct to take appropriate action against any executive officer whose actions are found to violate the Code or any other policy of SINTX. Disciplinary actions may include immediate termination of employment and, where SINTX has suffered a loss, pursuing its remedies against the executive officer responsible. SINTX will cooperate fully with the appropriate authorities where laws have been violated.

Role of the Board in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of the risks that we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors oversight of the performance of our internal audit function. Our Corporate Governance and Nominating Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking or promote behaviors contra to our Code of Business Conduct.

Board Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2024 to each of our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(6)	Total ($)
Sonny Bal (1)	$16,667	$-	$-	$16,667
David W. Truetzel (2)	120,000	-	-	120,000
Jeffrey S. White (3)	40,000	-	-	40,000
Eric A. Stookey (4)	40,000	-	-	40,000
Mark Froimson (5)	$40,000	$-	$-	$40,000

(1)	As of December 31, 2024 Mr. Bal had 15 option awards outstanding.

(2)	As of December 31, 2024 Mr. Truetzel had 5 option awards outstanding.

(3)	As of December 31, 2024 Mr. White had 5 option awards outstanding.

(4)	As of December 31, 2024 Mr. Stookey had 5 option awards outstanding.

(5)	As of December 31, 2024 Mr. Froimson had 4 option awards outstanding.

(6)	The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) 718 of awards of stock options made to non-employee directors for the fiscal year ended December 31, 2024 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model.

The following compensation schedule sets forth compensation for non-employee directors (paid on a quarterly basis) as approved by the Board:

●	Annual Retainer of $50,000 paid in 12 equal monthly instalments of $4,166 each;

●	$20,000 annual retainer for serving as the Audit Committee Chairperson;

●	$7,500 annual retainer for serving as Chairperson on all other committees of the board other than as Chairperson of the Audit Committee;

●	Reimbursement of reasonable expenses as supported by documentation and receipts; and.

●	Annual stock option award of 10,000 shares.

24

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2024 relating to all of our equity compensation plans:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Referenced in Column (a))
Equity compensation plans approved by stockholders	72	(1)	$19,546	(2)	333,706
Equity compensation plans not approved by Stockholders	-		-		-
Total	72	(1)	$19,546	(2)	333,706

(1)	Includes options outstanding under our 2020 Equity Incentive Plan.

(2)	Represents weighted-average exercise price per share of common stock acquirable upon exercise of outstanding stock options.

Pay versus Performance

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “Compensation Actually Paid” (“CAP”) and certain performance measures required for Smaller Reporting Companies. The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2024 and December 31, 2023, along with the financial information required for each fiscal year:

Year	PEO Name and Tenure (1)	Summary compensation table total CEO ($)(1)(2)	Compensation actually paid to CEO ($)(1)(3)	Average summary compensation table total for non-CEO NEOs ($) (2)(4)	Average compensation actually paid to non-CEO NEOs(3)(4)	Value of Initial Fixed $100 Investment based on Total shareholder return($)	Net Income (in thousands) ($)
2024	B. Sonny Bal (Jan 1 – July, 31,2024	440,651	411,267	369,824	355,191
2024	Eric Olson (Aug 1 – Dec 31, 2024)	194,594	194,594			(99.82)	(11,024)
2023	B. Sonny Bal	537,312	461,682	453,602	403,331	(96.06)	(8,259)

(1)

B. Sonny Bal served as our CEO from January 1, 2024, until July 31, 2024. Eric Olson has served as our CEO since August 1, 2024. In accordance with Instruction 3 to Item 402(v)(2)(i), we have reported separate rows for each individual who served as PEO during the fiscal year 2024.

The dollar amounts reported represent the actual total compensation for each CEO for their respective service periods during fiscal year 2024, as reported in the Summary Compensation Table. No averaging of compensation has been applied, in compliance with SEC Compliance and Disclosure Interpretation 128D.01.

(2)	Amounts in this column represent the “Total” column set forth in the Summary Compensation Table (“SCT”) on page 14. See the footnotes to the SCT for further detail regarding the amounts in these columns.

(3)	The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The Amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP).

(4)	Non-CEO NEOs reflect the compensation of David O’Brien, COO.

25

	2024			2023
	Eric Olson	B. Sonny Bal	Average Non-CEO NEOs	B. Sonny Bal	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$194,594	$440,651	369,824	$537,312	$453,602

Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$-	$(27,338)	(13,264)	$(76,139)	$(51,140)
Year-end fair value of unvested awards granted in the current year	$-	$-	-	$615	$739
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$-	$(17)	(11)	$(19)	$(13)
Fair values at vest date for awards granted and vested in current year	$-		$-	$-	$-
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$-	$(2,029)	(1,358)	$(87)	$(58)
Forfeitures during current year equal to prior year-end fair value	$-		$-	$-	$-
Dividends or dividend equivalents not otherwise included in total compensation	$-		$-	$-	$-
Total Adjustments for Equity Awards	$-	$(14,633)	(14,633)	$(75,630)	$(50,472)

Compensation Actually Paid (as calculated)	$194,594	$411,267	355,191	$461,682	$403,130

Narrative Disclosure: Pay Versus Performance Table

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	SINTX Technologies, Inc.’s cumulative TSR; and
●	SINTX Technologies, Inc.’s Net Income

26

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have a classified Board currently consisting of six members, four of which are non-employee directors, divided into three classes (Class I, Class II and Class II). Directors in each class are elected to serve for three-year staggered terms that expire in successive years. Our Class II directors are up for election this year. Accordingly, we are holding an election for our Class II directors at the Annual Meeting, with each Class II director elected to serve a three-year term.

The Board has nominated Robert Mitchell and Chris Lyons for election as Class II directors, for a three-year term expiring at the annual meeting of stockholders to be held in 2028 or until his successor is elected and qualified, or his earlier death, resignation or removal. If a nominee declines to serve or becomes unavailable for any reason, or if any additional vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as the Board may designate. The nominee has consented to being named in the Proxy Statement and has agreed to serve if elected.

If a quorum is present, the nominees for Class II directors receiving the highest number of votes will be elected as Class II directors. Abstentions and broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum but will have no effect on the results of the vote. Biographical information, including the principal occupation of and other directorships held by Messer’s Mitchell and Lyons for at least the past five years as well as the specific experience, qualifications, attributes and skills that led to the conclusion that they should serve as members of the Board is provided elsewhere in this proxy statement in the preceding section entitled “DIRECTORS AND OFFICERS” with respect to each Class II nominee, as well as the Class I and Class III directors whose terms of office will continue after the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 1:

The Board of Directors recommends that you vote FOR the Director Nominee identified above.

27

PROPOSAL NO. 2:

RATIFICATION OF THE APPOINTMENT OF TANNER LLC

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024

The Audit Committee has selected and appointed the firm of Tanner LLC as the independent registered public accounting firm to examine our financial statements for the year ended December 31, 2025. Tanner LLC audited our 2024 and 2023 annual financial statements. We do not expect representatives of Tanner LLC to attend the annual meeting.

Ratification of the selection of Tanner LLC is not required by our Bylaws or otherwise. The Board is submitting the selection to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time after the annual meeting if it determines such a change would be in the interests of SINTX and its stockholders.

Accountant Fees and Services

The aggregate fees and expenses incurred from our principal accounting firm, Tanner LLC, for fiscal years ended December 31, 2024 and 2023, were as follows (in thousands):

	Year Ended December 31 , 2024	Year Ended December 31, 2023
Audit fees	$247,382	$209,666
Audit related fees	109,238	150,253
Total Fees	$356,620	$359,919

Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee’s Chairman pursuant to delegated authority by the Audit Committee, other than de minimus non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the Securities and Exchange Commission.

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements (i.e. consents and comfort letters associated with offerings) and are not reported under “Audit Fees”.

Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

The affirmative vote of the holders of a majority of the common shares voted on the proposal and represented at the annual meeting in person or by proxy is required to ratify the selection of Tanner LLC.

The Board of Directors recommends that you vote FOR this proposal.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Commission on March 19, 2025.

The Audit Committee

David Truetzel (Chairman)
Eric Stookey
Jeffrey White

28

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two or three years (a so-called “say-on-frequency” vote).

Our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the tables and narrative disclosure that follow for additional details about our executive compensation programs, including information about the year ended December 31, 2024 compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans. We closely monitor the compensation programs and pay levels of executives at other similarly situated companies with less than 50 employees, so that we may ensure that our compensation programs are within the norm of market practices. This enables us to retain our executive officers in a competitive market for executive talent.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval, on an advisory basis, of our compensation of our NEOs for the year ended December 31, 2024 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the stockholders of SINTX Technologies, (the “Company”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of this Proxy Statement.”

The vote solicited for Proposal No.3 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

We currently intend to include a stockholder advisory resolution on our executive compensation program at our annual meeting of stockholders each year.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

29

PROPOSAL NO. 4:

ADOPTION OF SINTX TECHNOLOGIES, INC. 2025 EQUITY INCENTIVE PLAN

Our Board of Directors approved the SINTX Technologies, Inc. 2025 Equity Incentive Plan (the “Plan”) subject to approval by our shareholders. We are recommending that shareholders approve the Plan because we believe that the Plan will be essential to our continued success by allowing the Company to provide incentives to attract and retain key employees, non-employee directors, and consultants and align their interests with those of our shareholders.

Shareholders are being asked to approve the Plan to authorize the issuance of up to 700,000 shares of our common stock pursuant to awards under the Plan and to authorize the grant of stock options that qualify for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code. If approved by our shareholders, the Plan will be the successor to the Company’s 2020 Equity Incentive Plan (the “Prior Plan”). If the Plan is approved by our shareholders, no further awards will be made under the Prior Plan. However, outstanding awards granted under the Prior Plan before shareholder approval of the Plan will remain outstanding in accordance with their terms.

A summary of the material terms of the Plan is provided below, and the complete text of the Plan is attached as Appendix A to this proxy statement. The following summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the terms of the Plan document.

Summary of the Plan

Awards and Term of the Plan

Awards granted under the Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options) or other stock-based awards, such as stock appreciation rights (or “SARs”), restricted stock, restricted stock units and performance shares. No awards may be made under the Plan after the date that is ten years from the date of Shareholder approval of the Plan, or such earlier date as the Board of Directors may terminate the Plan.

Administration

The Plan will be administered by the Compensation Committee of our Board of Directors (the “Committee”), or by such other committee or subcommittee as may be appointed by our Board, and which consists entirely of two or more individuals who are “nonemployee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and “independent directors” within the meaning of applicable stock exchange rules. The Committee can make rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate and may delegate any of its authority to one or more directors or employees, to the extent permitted by applicable laws.

Eligibility

The Plan provides for awards to our employees, non-employee directors ,and consultants of the Company and our subsidiaries who are selected by the Committee, except that incentive stock options may only be granted to employees. It is currently anticipated that approximately 132 employees, four non-employee directors and approximately five consultants will be eligible to receive awards under the Plan, at the discretion of the Committee.

30

Shares Available

The maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the Plan is 700,000 shares plus any shares of that become available in connection with the cancellation or forfeiture of awards issued under the Prior Plan. The Plan’s share reserve is subject to adjustment in certain circumstances as described below. Shares issued under the Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that terminate or are forfeited, cancelled or surrendered without the issuance of shares generally will not be counted against the number of shares available for issuance under the Plan. However, shares subject to awards that are settled in cash, shares used to pay the exercise price of stock options, shares repurchased by the Company with stock option proceeds, and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the Plan.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market.

Automatic Share Reserve Increase

The number of Shares available for grant and issuance under the Plan shall be increased on January 1, of each of the ten (10) calendar years during the term of the Plan beginning January 1, 2026, by the lesser of (i) ten percent (10.0%) of the number of Shares outstanding on each December 31 immediately prior to the date of increase or (ii) such number of Shares determined by the Board. For purposes of calculating the annual increase under this section, the number of Shares outstanding shall be deemed to include all shares of Common Stock issued and outstanding as of December 31st of the preceding calendar year, plus all shares of Common Stock issuable upon exercise, conversion, or exchange of all outstanding options, warrants, and convertible securities as of such date. Notwithstanding the foregoing, the Board of Directors may act prior to January 1st of a given year to provide that there will be no Annual Increase for such year, or that the Annual Increase for such year will be a lesser number of shares of Common Stock than would otherwise occur.

Stock Options

Subject to the terms and provisions of the Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Committee. Options may be granted as incentive stock options or as nonqualified stock options. All of the shares available for issuance under the Plan may be issued pursuant to incentive stock options. The Committee will determine the number of options granted to each recipient. Each option grant will be evidenced by an award agreement that specifies whether the options are intended to be incentive stock options or nonqualified stock options and such additional limitations, terms and conditions as the Committee may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of April 7, 2025, the closing price of our common stock as reported on Nasdaq Capital Market was $0.3199 per share. Stock options granted under the Plan may be exercised by such methods and procedures as determined by the Committee from time to time.

The grant of a stock option does not accord the recipient any of the rights of a shareholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient’s name.

31

Stock Appreciation Rights

The Committee in its discretion may grant SARs under the Plan. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Committee may determine.

Restricted Stock

Under the Plan, the Committee may grant or sell restricted stock to plan participants (i.e., shares that are subject to a substantial risk of forfeiture based on continued service and/or the achievement of performance objectives and that are subject to restrictions on transferability). Except for these restrictions and any others imposed by the Committee, upon the grant of restricted stock, the recipient will have rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock and to receive dividends and other distributions paid or made with respect to the restricted stock, except that any dividends with respect to unvested restricted stock will be accumulated or reinvested in additional restricted stock until the vesting of the award. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted stock. Each award of restricted stock will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Committee may determine.

Restricted Stock Units

Under the Plan, the Committee may grant or sell restricted share units to participants. Restricted stock units constitute an agreement to deliver shares of our common stock (or an equivalent value in cash) to the participant at the end of a specified restriction period and subject to such other terms and conditions as the Committee may specify. Restricted stock units are not shares of common stock and do not entitle the recipients to any of the rights of a shareholder. Restricted stock units will be settled, in cash or shares, in an amount based on the fair market value of a share on the settlement date. Each restricted stock unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Committee may determine, which may include restrictions based upon the achievement of performance objectives.

Performance Shares

Other stock-based awards granted under the plan may include performance shares, which are restricted stock units that vest based on the achievement of performance goals specified in the applicable award agreement. Performance shares may be settled in shares or cash, as specified in the award agreement which may include additional limitations, terms and conditions, as the Committee may determine.

Dividend Equivalents

As determined by the Committee in its discretion, stock-based awards such as restricted stock units and performance shares may provide the participant with a deferred and contingent right to receive dividend equivalents, either in cash or in additional shares. Any such dividend equivalents will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, the achievement of performance objectives). No dividend equivalents shall be granted with respect to shares underlying any stock option or SAR.

Performance Objectives

The plan provides that performance objectives may be established by the Committee in connection with any award granted under the Plan. Performance objectives may relate to the performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group or companies or a special index of companies.

32

Change in Control

To the extent that outstanding awards granted under the Plan are assumed, substituted or continued in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period. However, vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within twenty-four months after the change in control, the participant’s employment is terminated under circumstances specified in the applicable award agreement. To the extent outstanding awards granted under the Plan are not assumed, substituted or continued in connection with a change in control, then such awards generally would become vested in full upon the change in control.

For purposes of the Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the company’s common stock, (b) the replacement of a majority of the Board of Directors, within a two year period, by directors whose election was not endorsed by the incumbent Board of Directors (c), a merger, consolidation, reorganization, or similar transaction with or into the Company resulting in the holders of voting securities immediately before such event owning less than fifty percent of the voting power of the outstanding voting securities of the Company after such event, (d) a complete liquidation or dissolution of the Company, or (e) the sale or other disposition of all or substantially all of the company’s assets. The full definition of “change in control” is set out in the Plan.

Forfeiture and Recoupment of Awards

Awards granted under the Plan may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the Company may adopt or maintain from time to time.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee will adjust the number and kind of shares that may be delivered under the Plan, the number and kind of shares subject to the limits on awards to individual participants under the plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its discretion, make such an equitable, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

Transferability

Except as the Committee otherwise determines, awards granted under the Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, stock options and SARs will be exercisable during a participant’s lifetime only by that person or, in the event of the participant’s incapacity, by that person’s guardian or legal representative. Any award made under the Plan may provide that any shares issued pursuant to the award will be subject to further restrictions on transfer.

Amendment; Prohibition on Repricing

The Board of Directors may amend, alter or discontinue the Plan at any time, with shareholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without that person’s consent, except for amendments made to cause the plan to comply with applicable law, stock exchange rules or accounting rules.

Except in connection with a corporate transaction, no award may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our shareholders.

33

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not address all of the tax considerations that may apply in light of the circumstances of a particular participant under the Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Nonqualified Stock Options.

A participant will not recognize taxable income at the time of grant of a non-qualified stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options.

A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Stock Appreciation Rights.

A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us.

Restricted Stock.

A participant will not recognize taxable income at the time of grant of restricted stock, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock.

Restricted Stock Units.

A participant will not recognize taxable income at the time of grant of a restricted stock unit award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us.

34

Performance Shares.

Generally, participants will recognize taxable income at the time of at the time of settlement of performance share awards (with the amount of income recognized generally being equal to the amount of cash and the fair market value of any shares delivered under the award).

Tax Deductibility of Compensation Provided under the Plan.

When a participant recognizes ordinary compensation income as a result of an award granted under the Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company, and the Tax Cuts and Jobs Act, which was enacted on December 22, 2017, expanded the scope of Section 162(m) in several respects, including by repealing an exemption from the $1 million deduction limit for “qualified performance-based compensation,” generally effective for taxable years beginning after December 31, 2017. As a result, except as otherwise permitted pursuant to applicable transition rules, compensation paid in 2018 or a later fiscal year to one of our covered employees generally will not be deductible by the Company to the extent that it exceeds $1 million.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A.

Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of shares under the Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, after approval of the Plan by the Company’s shareholders.

New Plan Benefits

Because it is within the discretion of the Committee to determine which employees, non-employee directors and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the Plan or the amount of such awards.

Our directors and executive officers have an interest in the Plan because they are eligible for awards under the Plan.

Vote Required

Approval of the SINTX Technologies, Inc. 2025 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PLAN.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.

35

PROPOSAL NO. 5:

ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

Stockholders are being asked to grant authority to proxy holders to vote in favor of one or more adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals. If this Proposal is approved, the meeting could be successively adjourned to any date. We do not intend to call a vote on adjournments of the meeting to solicit additional proxies if the adoption of each of the foregoing Proposals is approved at the meeting. If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Vote Required

The approval of authority to adjourn the meeting requires the affirmative vote of stockholders who hold a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 5:

The Board of Directors recommends that stockholders vote for adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals.

STOCKHOLDER PROPOSALS

Stockholders interested in submitting a proposal for inclusion in our proxy statement for the 2026 annual meeting must do so in compliance with our Bylaws and applicable SEC rules and regulations. Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Proxy Statement for our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than April 9, 2026, which is 120 calendar days prior to the anniversary date of when our Proxy Statement was released to stockholders in connection with the 2025 Annual Meeting. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations. Any such proposals will also need to comply with the various provisions of Rule 14a-8, which governs the basis on which such stockholder proposals can be included or excluded from Company-sponsored proxy materials.

If a stockholder desires to submit a proposal, including nominations for directors, for consideration at the 2025 annual meeting, but not have the proposal included with our proxy solicitation materials relating to the 2024 annual meeting, the stockholder must comply with the procedures set forth in our governing documents. Our Bylaws require that, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof, along with other specified material, in proper written form to the Company. To be timely, a stockholder’s notice pertaining to an annual meeting shall be delivered to the Corporate Secretary at the principal executive offices of the Company not less than ninety (90) or more than one-hundred and twenty (120) days prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the previous year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one-hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

Any stockholder who wishes to make such a proposal should obtain a copy of the Bylaws, which contain these and other requirements with respect to stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our Bylaws were filed with the SEC as an exhibit to our Current Report on Form 8-K, filed on October 1, 2021. You may also obtain a copy by writing to our Corporate Secretary, at SINTX Technologies, Inc., 1885 W 2100 S, Salt Lake City, UT 84119.

36

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting. However, should any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company and its stockholders.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials and may deliver a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119, Attn: Secretary, by registered, certified or express mail.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

We also make available on or through our website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

The above notice and proxy statement are sent by order of the Board of Directors.

/s/ Eric Olson
Eric Olson
Chief Executive Officer

August 7, 2025

37

Appendix A

SINTX TECHNOLOGIES, INC.

2025 EQUITY INCENTIVE PLAN

(as approved by the Board of Directors July __, 2025 and the Shareholders on September __, 2025)

1.	Purpose of the Plan. This Plan is intended to promote the interests of the Company (as defined below) and its shareholders by providing employees, non-employee directors, consultants, and other selected service providers of the Company, who are largely responsible for the management, growth, and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

2.	Definitions. As used in the Plan or in any instrument governing the terms of any award granted under the Plan, the following definitions apply to the terms indicated below:

“Award Agreement” means a written agreement, in a form determined by the Committee from time to time, entered into by each Participant and the Company, evidencing the grant of a Stock Incentive Award under the Plan.

“Board of Directors” means the Board of Directors of SINTX Technologies, Inc.

“Change in Control” means (i) any Person (as this term is used in sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1)(i) thereunder) (an “Acquiring Person”) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (a “Beneficial Owner”), directly or indirectly, of securities of the Company representing greater than fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, other than beneficial ownership by a Participant, the Company, any employee benefit plan of the Company, or any Person organized, appointed, or established pursuant to the terms of any such benefit plan; (ii) during any two-year period, commencing after the Effective Date, individuals who at the date on which the period commences constitute a majority of the Board of Directors (the “Incumbent Directors”) cease to constitute a majority thereof for any reason; provided, however, that a director who was not an Incumbent Director shall be deemed to be an Incumbent Director if such director was elected by, or on the recommendation of, at least two-thirds of the Incumbent Directors (either actually or by prior operation of this provision), other than any director who is so approved in connection with any actual or threatened contest for election to positions on the Board of Directors; or (iii) the consummation of:

(a) a merger, consolidation, reorganization, or similar transaction with or into the Company or in which securities of the Company are issued, as a result of which the holders of Voting Securities immediately before such event own, directly or indirectly, immediately after such event less than fifty percent of the combined voting power of the outstanding voting securities of the parent corporation resulting from, or issuing its voting securities as part of, such event;

(b) a complete liquidation or dissolution of the Company; or

(c) the sale or other disposition of all or substantially all of the assets of the Company (on a consolidated basis) to any Person other than the Company or an employee benefit plan (or a trust forming a part thereof) maintained by the Company or by a Person which, immediately thereafter, will have all its voting securities owned by the holders of the Voting Securities immediately prior thereto, in substantially the same proportions.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur as a result of any event or transaction to the extent that treating such event or transaction as a Change in Control would cause any tax to become due under section 409A of the Code.

1

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations, and administrative guidance issued thereunder.

“Committee” means the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

“Common Stock” means Co-Diagnostic, Inc.’s common stock, $0.001 par value per share, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 9 of the Plan.

“Company” means SINTX Technologies, Inc. and all of its Subsidiaries, collectively.

“Deferred Compensation Plan” means any plan, agreement, or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.

“Effective Date” means the date the Plan is approved by shareholders of the Company.

“Employment” means the period during which an individual is classified or treated by the Company as an employee, non-employee director, consultant, or other service provider of the Company, as applicable.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, with respect to a share of Common Stock, as of the applicable date of determination or if the market is not open for trading on such date, the immediately preceding day on which the market is open for trading, the closing price as reported on the date of determination on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading (or if shares of Common Stock are then principally traded on a national securities exchange, in the reported “composite transactions” for such exchange). In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its sole discretion.

“Option” means a stock option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

“Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7.

“Participant” means an employee, consultant or director of the Company who is eligible to participate in the Plan and to whom one or more Stock Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, their successors, heirs, executors, and administrators, as the case may be.

2

“Person” means a “person” as such term is used in section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of section 13(d)(3) under the Exchange Act.

“Plan” means the SINTX Technologies, Inc. 2025 Equity Incentive Plan, as it may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.

“Voting Power” means the number of votes available to be cast (determined by reference to the maximum number of votes entitled to be cast by the holders of Voting Securities, or by the holders of any Voting Securities for which other Voting Securities may be convertible, exercisable, or exchangeable, upon any matter submitted to shareholders where the holders of all Voting Securities vote together as a single class) by the holders of Voting Securities.

“Voting Securities” means any securities or other ownership interests of an entity entitled, or which may be entitled, to matters submitted to Persons holding such securities or other ownership interests in such entity generally (whether or not entitled to vote in the general election of directors), or securities or other ownership interests which are convertible into, or exercisable in exchange for, such Voting Securities, whether or not subject to the passage of time or any contingency.

“Company” means SINTX Technologies, Inc., a Utah corporation (and any successor thereto).

3.	Stock Subject to the Plan.

(a)	Stock Subject to the Plan.

The maximum number of shares of Common Stock that may be covered by Stock Incentive Awards granted under the Plan shall not exceed six million seven hundred thousand (700,000) shares of Common Stock in the aggregate plus any shares of Common Stock that become available in connection with the cancellation or forfeiture of awards issued under the 2020 Equity erm Incentive Plan. Out of such aggregate, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 100% of the aggregate shares of Common Stock or options available for grant under the Plan. The maximum number of shares referred to in the preceding sentences of this Section 3(a) shall in each case be subject to adjustment as provided in Section 9 and the following provisions of this Section 3. Shares of Common Stock issued under the Plan may be authorized and unissued shares, treasury shares, shares purchased by the Company in the open market, or any combination of the preceding categories as the Committee determines in its sole discretion.

3

For purposes of the preceding paragraph, shares of Common Stock covered by Stock Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan; provided, however, that if a Stock Incentive Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with a Stock Incentive Award, the shares issued (if any) in connection with such settlement, the shares in respect of which the Stock Incentive Award was cash-settled, and the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, if shares of Common Stock are issued subject to conditions which may result in the forfeiture, cancellation, or return of such shares to the Company, any portion of the shares forfeited, cancelled or returned shall be treated as not issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with a Stock Incentive Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

Shares of Common Stock covered by Stock Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion, or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of Nasdaq Listing Rule 5635) shall not count as used under the Plan for purposes of this Section 3.

(b)	Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1, of each of the ten (10) calendar years during the term of the Plan beginning January 1, 2026, by the lesser of (i) ten percent (10.0%) of the number of Shares outstanding on each December 31 immediately prior to the date of increase or (ii) such number of Shares determined by the Board. For purposes of calculating the annual increase under this section, the number of Shares outstanding shall be deemed to include all shares of Common Stock issued and outstanding as of December 31st of the preceding calendar year, plus all shares of Common Stock issuable upon exercise, conversion, or exchange of all outstanding options, warrants, and convertible securities as of such date. Notwithstanding the foregoing, the Board of Directors may act prior to January 1st of a given year to provide that there will be no Annual Increase for such year, or that the Annual Increase for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to Section 3.(b).

4.	Administration of the Plan. The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under section 16 of the Exchange Act) and as “independent” as required by Nasdaq or any security exchange on which the Common Stock is listed, in each case if and to the extent required by applicable law or necessary to meet the requirements of such rule, section or listing requirement at the time of determination. The Committee shall, consistent with the terms of the Plan, from time to time designate those individuals who shall be granted Stock Incentive Awards under the Plan and the amount, type, and other terms and conditions of such Stock Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof, in which case the acts of such subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Stock Incentive Awards to persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitations as the Committee may specify and to the requirements of the Utah Revised Business Corporation Act.

4

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and any Award Agreement thereunder, and to adopt, amend, and rescind from time to time such rules and regulations for the administration of the Plan. Decisions of the Committee shall be final, binding, and conclusive on all parties. For the avoidance of doubt, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

The Committee may delegate the administration of the Plan to one or more officers or employees of the Company, and such administrator(s) may have the authority to execute and distribute Award Agreements, to maintain records relating to Stock Incentive Awards, to process or oversee the issuance of Common Stock under Stock Incentive Awards, to interpret and administer the terms of Stock Incentive Awards, and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Stock Incentive Awards under the Plan, provided that in no case shall any such administrator be authorized (i) to grant Stock Incentive Awards under the Plan (except in connection with any delegation made by the Committee pursuant to the first paragraph of this Section 4), (ii) to take any action inconsistent with section 409A of the Code, or (iii) to take any action inconsistent with applicable provisions of the Utah Revised Business Corporation Act. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and, except as otherwise specifically provided, references in this Plan to the Committee shall include any such administrator. The Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions and/or interpretations of any such administrator, and if the Committee shall decide to conduct such a review, any such actions and/or interpretations of any such administrator shall be subject to approval, disapproval, or modification by the Committee.

On or after the date of grant of a Stock Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Stock Incentive Award becomes vested, exercisable, or transferable, as the case may be, (ii) extend the term of any such Stock Incentive Award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such Stock Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability, or transferability, as the case may be, of any such Stock Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Stock Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under section 409A of the Code. Notwithstanding anything herein to the contrary, the Company shall not reprice any stock option within the meaning of Nasdaq Listing Rule 5635(c) and any other formal or informal guidance issued by Nasdaq without the approval of the shareholders of SINTX Technologies, Inc., nor shall the Company purchase any underwater options for cash.

5

No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and SINTX Technologies, Inc. shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission, or determination relating to the Plan, unless, in either case, such action, omission, or determination was taken or made by such member, director, or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.	Eligibility. The Persons who shall be eligible to receive Stock Incentive Awards pursuant to the Plan shall be those employees, non-employee directors, consultants and other selected service providers of the Company whom the Committee shall select from time to time. Each Stock Incentive Award granted under the Plan shall be evidenced by an Award Agreement.

6.	Options. The Committee may from time to time grant Options on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. The Award Agreement shall clearly identify such Option as either an “incentive stock option” within the meaning of section 422 of the Code or as a non-qualified stock option.

(a)	Exercise Price. The exercise price per share of Common Stock covered by any Option shall be not less than one hundred percent of the Fair Market Value of a share of Common Stock on the date on which such Option is granted, other than assumptions in accordance with a corporate acquisition or merger as described in Section 3.

(b)	Term and Exercise of Options.

(i)	Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration, or cancellation as provided in the Plan or the Award Agreement.

(ii)	Each Option shall be exercisable in whole or in part. The partial exercise of an Option shall not cause the expiration, termination, or cancellation of the remaining portion thereof.

(iii)	An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

6

(c)	Special Rules for Incentive Stock Options.

(i)	The aggregate Fair Market Value of shares of Common Stock with respect to which “incentive stock options” (within the meaning of section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of SINTX Technologies, Inc. or any of its “subsidiaries” (within the meaning of section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then incentive stock options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the Options which shall cease to constitute incentive stock options, incentive stock options granted hereunder shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged.

(ii)	Incentive stock options may only be granted to individuals who are employees of the Company. No incentive stock option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined Voting Power of all classes of stock of the Company or any of its “subsidiaries” (within the meaning of section 424 of the Code), unless (i) the exercise price of such incentive stock option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such incentive stock option is granted and (ii) such incentive stock option is not exercisable after the expiration of five years from the date such incentive stock option is granted.

7.	Other Stock-Based Awards. The Committee may from time to time grant equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units, or share-denominated performance units, and (iv) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of such Stock Incentive Award.

7

8.	Adjustment upon Certain Changes.

Subject to any action by the shareholders of the Company required by law, applicable tax rules or the rules of any exchange on which shares of common stock of the Company are listed for trading:

(a)	Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, or exchange of shares or similar corporate change, the maximum aggregate number or type of shares of Common Stock with respect to which the Committee may grant Stock Incentive Awards, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code and the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Stock Incentive Awards to any individual Participant in any year shall be appropriately adjusted or substituted by the Committee. In the event of any change in the type or number of shares of Common Stock of the Company outstanding by reason of any other event or transaction, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments to the type or number of shares of Common Stock with respect to which Stock Incentive Awards may be granted.

(b)	Increase or Decrease in Issued Shares Without Consideration. In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall, to the extent deemed appropriate by the Committee, adjust the type or number of shares of Common Stock subject to each outstanding Stock Incentive Award and the exercise price per share of Common Stock of each such Stock Incentive Award.

(c)	Certain Mergers and Other Transactions. In the event of any merger, consolidation, or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust each Stock Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Stock Incentive Award would have received in such merger or consolidation.

In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation, or similar transaction involving the Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, have the power to:

(i)	cancel, effective immediately prior to the occurrence of such event, each Stock Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Stock Incentive Award was granted an amount in cash, for each share of Common Stock subject to such Stock Incentive Award, equal to the value, as determined by the Committee, of such Stock Incentive Award, provided that with respect to any outstanding Option such value shall be equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

8

(ii)	provide for the exchange of each Stock Incentive Award (whether or not then exercisable or vested) for a Stock Incentive Award with respect to (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Stock Incentive Award would have received in such transaction or (B) securities of the acquiror or surviving entity and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the Stock Incentive Award, or the number of shares or amount of property subject to the Stock Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Stock Incentive Award was granted in partial consideration for the exchange of the Stock Incentive Award.

(d)	Other Changes. In the event of any change in the capitalization of the Company, corporate change, corporate transaction or other event other than those specifically referred to in Sections 9(a), (b) or (c), the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Stock Incentive Awards as the Committee deems appropriate.

(e)	No Other Rights. Except as expressly provided in the Plan or any Award Agreement, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividends or dividend equivalents, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Stock Incentive Award.

(f)	Savings Clause. No provision of this Section 8 shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code.

9.	Change in Control; Termination of Employment.

(a)	Change in Control. Unless otherwise provided in an Award Agreement or a Participant’s effective negotiated employment, change-in-control, severance, or other similar agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for a Stock Incentive Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within twenty-four months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for twenty-four months (or the period of time set forth in the Award Agreement, but in no event beyond the end of the regularly scheduled term of such Stock Incentive Award), and (ii) the restrictions, limitations and other conditions applicable to any Other Stock-Based Awards or any other Stock Incentive Award shall lapse, and such Other Stock-Based Awards or such other Stock Incentive Awards shall become free of all restrictions, limitations, and conditions and become fully vested and transferable to the full extent of the original grant.

9

Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for a Stock Incentive Award (or in which the Company is the ultimate parent corporation and does not continue the Stock Incentive Award), then immediately prior to the Change in Control: (i) those Options and stock appreciation rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, and (ii) the restrictions, other limitations and other conditions applicable to any Other Stock-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Stock-Based Awards or such other Awards shall become free of all restrictions, limitations, and conditions and become fully vested and transferable to the full extent of the original grant.

(b)	Termination of Employment.

(i)	Except as to any awards constituting stock rights subject to section 409A of the Code, termination of Employment shall mean a separation from service within the meaning of section 409A of the Code, unless the Participant is retained as a consultant pursuant to a written agreement and such agreement provides otherwise. Without limiting the generality of the foregoing, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of Employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Furthermore, no payment shall be made with respect to any Stock Incentive Awards under the Plan that are subject to section 409A of the Code as a result of any such authorized leave of absence or absence in military or government service unless such authorized leave or absence constitutes a separation from service for purposes of section 409A of the Code and the regulations promulgated thereunder.

(ii)	The Award Agreement shall specify the consequences with respect to such Stock Incentive Awards of the termination of Employment of the Participant holding the Stock Incentive Awards.

10.	Rights Under the Plan. No Person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Stock Incentive Award until the date of the issuance of such shares on the books and records of the Company. Except as otherwise expressly provided in Section 8 hereof, no adjustment of any Stock Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 10 is intended, or should be construed, to limit authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

10

11.	No Special Employment Rights; No Right to Stock Incentive Awards.

(a)	Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her Employment by the Company or interfere in any way with the right of the Company at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Incentive Award.

(b)	No person shall have any claim or right to receive a Stock Incentive Award hereunder. The Committee’s granting of a Stock Incentive Award to a Participant at any time shall neither require the Committee to grant a Stock Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

12.	Securities Matters.

(a)	The Company shall be under no obligation to affect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause shares of Common Stock to be issued pursuant to the Plan unless and until the Company is advised by its counsel that the issuance is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that any related certificates representing such shares bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)	The exercise or settlement of any Stock Incentive Award (including, without limitation, any Option) granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. the Company may, in its sole discretion, defer the effectiveness of any exercise or settlement of a Stock Incentive Award granted hereunder in order to allow the issuance of shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state or local securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise or settlement of a Stock Incentive Award granted hereunder. During the period that the effectiveness of the exercise of a Stock Incentive Award has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

11

13.	Withholding Taxes.

(a)	Cash Remittance. Whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such event. In addition, upon the exercise or settlement of any Stock Incentive Award in cash, or the making of any other payment with respect to any Stock Incentive Award (other than in shares of Common Stock), the Company shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state, and local withholding tax requirements, if any, attributable to such exercise, settlement, or payment.

(b)	Stock Remittance. At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Participant may tender to the Company (including by attestation) a number of shares of Common Stock having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 13(a) hereof, if any.

(c)	Stock Withholding. At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Company shall withhold a number of such shares having a Fair Market Value determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 13(a) hereof, if any.

14.	No Obligation to Exercise. The grant to a Participant of a Stock Incentive Award shall impose no obligation upon such Participant to exercise such Stock Incentive Award.

15.	Transfers. Stock Incentive Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit Options or other Stock Incentive Awards that are not incentive stock options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine. Upon the death of a Participant, outstanding Stock Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Stock Incentive Award, or the right to exercise any Stock Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Stock Incentive Award.

12

16.	Expenses and Receipts. The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Incentive Award will be used for general corporate purposes.

17.	Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Stock Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

18.	Relationship to Other Benefits. No payment with respect to any Stock Incentive Awards under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.

19.	Governing Law. The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Utah without regard to its conflict of law principles.

20.	Severability. If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

21.	Effective Date and Term of Plan. The Effective Date of the Plan is [date], the date on which it was approved by the shareholders of the Company. No grants of Stock Incentive Awards may be made under the Plan ten (10) years after such date.

22.	Amendment or Termination of the Plan. The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it or any Stock Incentive Award in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires shareholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 22 shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Stock Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

13

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE IN PERSON
You may attend the meeting in person and vote during the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77015-P36398

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SINTX TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.

Nominees:	**For**	**Withhold**
1a. Robert D. Mitchell	☐	☐
1b. Chris Lyons	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR THE NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4 and 5.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice of Meeting, Proxy Statement and Form 10-K are available at www.proxyvote.com.

V77016-P36398

SINTX TECHNOLOGIES, INC.
Annual Meeting of Stockholders
September 4, 2025, 10:00 am (Mountain Time)
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Eric Olson, CEO and Kevin Ontiveros, General Counsel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SINTX TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 am MT on September 4, 2025, at the Company's offices located at 1885 West 2100 South, Salt Lake City, UT 84119, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side